UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 20, 2014

CHINA BIOLOGIC PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

(Address of Principal Executive Offices)

86-10-6598-3166

Registrant's telephone number, including area code

___________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

China Biologic Products, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, June 20, 2014. Proxies for the Annual Meeting were solicited pursuant to the Company’s amended proxy statement filed on May 19, 2014 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 (the “Amended Proxy Statement”).

The Company’s stockholders considered five proposals, each of which is described in the Amended Proxy Statement. A total of 17,892,112 shares were represented in person or by proxy, or 76.40% of the total shares outstanding as of April 22, 2014, the record date of the Annual Meeting. The final results of votes with respect to the proposals submitted for stockholder vote at the Annual Meeting are set forth below.

Proposal 1 - Election of directors

Stockholders elected Sean Shao, Wenfang Liu and David Hui Li as Class II directors for a three-year term as follows:

Director	For	Withhold
Sean Shao	17,639,191	252,921
Wenfang Liu	17,695,634	196,478
David Hui Li	17,891,558	554

Proposal 2 - Ratification of the selection of KPMG as the Company’s independent public accounting firm for the fiscal year ending December 31, 2014

Stockholders ratified the selection of KPMG as the Company’s independent public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain
17,891,842	270	—

Proposal 3 – Advisory vote on executive compensation

Stockholders approved the compensation of our named executive officers as disclosed in the Amended Proxy Statement.

For	Against	Abstain
17,886,858	2,254	3,000

Proposal 4 – Adoption of amendment to the Company’s certificate of incorporation and bylaws to clarify that the term of a director chosen by other directors to fill a vacancy on the Company’s board of directors will coincide with the term of the class to which such director has been elected

Stockholders approved the adoption of an amendment to Clause (c) of EIGHTH Article of the Company’s certificate of incorporation and Section 3.04 of the Company’s bylaws as disclosed in the Amended Proxy Statement to clarify that the term of a director chosen by other directors to fill a vacancy on the Company’s board of directors will coincide with the term of the class to which such director has been elected.

For	Against	Abstain
17,794,236	97,776	100

Proposal 5 – Adoption of amendment to the Company’s bylaws to authorize stockholders holding 25% of the entire capital stock of the Company issued and outstanding and entitled to vote to call a special meeting of the stockholders

Stockholders approved the adoption of an amendment to Section 2.03 of the Company’s bylaws as disclosed in the Amended Proxy Statement to authorize stockholders holding 25% of the entire capital stock of the Company issued and outstanding and entitled to vote to call a special meeting of the stockholders.

For	Against	Abstain
17,638,758	253,154	200

There were no broker non-votes for any of the proposals submitted for stockholder vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2014	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer